Exhibit 10.20

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the “Agreement”) is made as of the 22nd day of September, 2005 (the “Effective Date”) by and among Computer Associates International, Inc., a Delaware corporation having its principle place of business at One Computer Associates Plaza, Islandia, New York 11749 (hereinafter, “CAI”), Aprisma Management Technologies, Inc., a Delaware corporation having its principal place of business at 273 Corporate Drive, Portsmouth, New Hampshire 03801 (hereinafter, “Aprisma”), Concord Communications, Inc., a Massachusetts corporation having its principal place of business at 400 Nickerson Road, Marlboro, Massachusetts 01752 (hereinafter, “Concord”), and Computer Associates Think, Inc., a Delaware corporation having its principle place of business at 80 State Street, Albany, New York 12207 (hereinafter “CAT,” collectively with CAI, Aprisma and Concord, the “CA Group”) on the one hand, and Micromuse Inc., a Delaware corporation, with offices at 139 Townsend Street, San Francisco, California 94107 on the other hand (“Micromuse,” collectively with CA Group, the “Parties”).

WITNESSETH:

WHEREAS, Aprisma and Micromuse are named parties in two civil actions pending in the United States District Court for the District of New Hampshire captioned Aprisma Management Technologies, Inc. v. Micromuse Inc., Civil Action No. C-02-559-B (hereinafter, “the New Hampshire Action”) and in the United States District Court for the Southern District of New York captioned Micromuse Inc. v. Aprisma Management Technologies, Inc., No. 05-CV-894 (SAS) (hereinafter, “the New York Action,” collectively the “Actions”);

WHEREAS, in the New Hampshire Action, Aprisma asserts that it is the sole or joint owner of United States Patent No. 5,436,909, issued July 25, 1995, United States Patent No. 5,504,921, issued April 2, 1996, United States Patent No. 5,696,486, issued December 9, 1997, United States Patent No. 5,768,501, issued June 16, 1998, United States Patent No. 5,777,549, issued July 7, 1998, and United States Patent No. 6,064,304, issued May 16, 2000 (collectively, the “Aprisma Asserted Patents”);

WHEREAS, in the New Hampshire Action, Aprisma further asserts that Micromuse is and has been infringing the Aprisma Asserted Patents;

WHEREAS, in the New Hampshire Action, Micromuse has denied infringement and has asserted that the Aprisma Asserted Patents are invalid and unenforceable;

WHEREAS, in the New York Action, Micromuse asserts that it is the sole or joint owner of United States Patent No. 6,192,034, issued February 20, 2001; United States Patent No. 6,219,648, issued April 17, 2001; United States Patent No. 6,330,598, issued December 11, 2001; United States Patent No. 6,763,333, issued July 13, 2004; United States Patent No. 6,687,335, issued February 3, 2004; United States Patent No. 5,936,547, issued August 10, 1999; and United States Patent No. 6,766,375, issued July 20, 2004 (collectively, the “Micromuse Asserted Patents”);

WHEREAS, in the New York Action, Micromuse further asserts that Aprisma is and has been infringing the Micromuse Asserted Patents;

WHEREAS, in the New York Action, Aprisma has not filed an Answer but denies infringement of the Micromuse Asserted Patents;

WHEREAS, Micromuse and Aprisma have each denied and continue to deny any wrongdoing or liability, but nevertheless desire to reach a final and complete settlement of the Actions, including all asserted claims and counterclaims;

WHEREAS, on February 23, 2005, Concord acquired Aprisma (the “Aprisma Acquisition”);

WHEREAS, on June 7, 2005, CAI acquired Concord Communications, Inc., including its subsidiary Aprisma Management Technologies, Inc. (the “Concord Acquisition”);

WHEREAS, CAT is a wholly-owned subsidiary of CAI and is the owner of rights in and to certain CA Group patents and patent applications;

WHEREAS, the Parties, in furtherance of the settlement of the Actions, wish to enter into this Agreement, including without limitation each of the Schedules and Exhibits annexed hereto, pursuant to the terms and subject to the conditions set forth herein; and

WHEREAS, the Parties, in furtherance of the settlement of the Actions and as further consideration for entering into the Agreement, wish to enter into the Patent Cross-License Agreement annexed as Exhibit 3 hereto (the “Patent Cross-License Agreement”), which agreement is incorporated by reference into the Agreement.

NOW, THEREFORE, the Parties to this Settlement Agreement mutually agree and contract with each other, for good and valuable consideration given and received, as specified herein and in the Patent Cross-License Agreement, agree as follows:

1. DISMISSAL OF ACTIONS AND RELEASES

1.1 Dismissal of Actions. The Parties hereby agree to dismiss the Actions with prejudice. In furtherance thereof, simultaneous with the execution of this Agreement and the Patent Cross-License Agreement, the Parties shall cause their respective litigation counsel of record to execute the Stipulations of Dismissal annexed hereto as Exhibit 1. Within three (3) business days of the day on which all conditions set forth in Section 4.1 of the Patent Cross-License Agreement are satisfied, but not before, the Parties shall direct such litigation counsel of record to file the Stipulations of Dismissal with the court(s) in the applicable Actions and take any other actions reasonably necessary to effect such dismissals. Each Party shall provide fully executed originals of the Stipulations of Dismissal to the other Party’s counsel of record to hold in escrow pending completion of the payment called for in Section 4.1 of the Patent Cross-License Agreement, upon which they shall be filed in the respective courts in which the Actions are pending.

1.2 Releases Between Parties. Simultaneous with the execution of this Agreement, the Parties shall each execute and deliver to each other releases in the forms annexed hereto respectively as Exhibits 2A and 2B, respectively.

2. PATENT CROSS-LICENSE AGREEMENT

2.1 Patent Cross-License Agreement. Simultaneous with the execution of this Agreement, and as a condition precedent for this Agreement becoming legally binding on the Parties, the Parties shall execute and deliver to each other the Patent Cross-License Agreement annexed hereto as Exhibit 3.

3. CONFIDENTIALITY

3.1 This Agreement, its terms, and the Parties’ negotiations leading up to the execution of this Agreement, including materials exchanged between the Parties during such negotiations, shall be considered confidential settlement-related information of each of the Parties under Federal Rule of Evidence 408 and otherwise, provided such information is not otherwise publicly known, and may not be disclosed to any third party except pursuant to this Section 3. Except as otherwise provided in this Section 3, the Parties agree that no publicity or public announcements concerning the formation and existence of this Agreement shall be made unless jointly planned and coordinated by and between the Parties. Except as otherwise provided in this Section 3, none of the Parties shall disclose any of the specific terms of this Agreement to any third party without the prior written consent of the other Party, which consent shall not be withheld unreasonably, provided that any Party may, without the consent of another Party, disclose information concerning this Agreement as required by the rules, orders, regulations, subpoenas or directives of a court, government or governmental agency or as otherwise required by law, including, without limitation, in connection with required filings with the Securities and Exchange Commission. As provided in Paragraph 18 of the Protective Order entered in the New Hampshire Action, the obligation to maintain the confidentiality of information disclosed pursuant to the Protective Order shall continue.

4. GENERAL

4.1 Admissibility. Nothing in this Agreement shall be construed as an admission by any Party of any liability of any kind to the other Party. This Agreement shall not be admissible as evidence by one Party (or its Affiliates, as defined in the Patent Cross-License Agreement) against the other Party (or its Affiliates), in any proceeding other than in a proceeding to enforce an obligation of a Party hereunder.

4.2 Governing Law and Venue. This Agreement shall be governed in accordance with the laws of the State of New York. Subject to Section 4.3, all disputes under this

Agreement shall be resolved by litigation in the appropriate federal or state courts located in the State of New York, County of New York, and the Parties each consent to the exclusive jurisdiction of such courts.

4.3 Dispute Resolution. In the event of any dispute between the Parties arising from or related to this Agreement, then, upon the request of any Party, each of the Parties will appoint a designated representative to endeavor to resolve the dispute. The designated representatives shall negotiate in good faith to resolve the dispute. No formal proceedings relating to such dispute may be commenced until a designated representative concludes in good faith and informs the other designated representative in writing that amicable resolution through continued negotiation of the matter in issue does not appear likely following a negotiation period of no less than thirty (30) days (the “Negotiation Period”).

4.4 Notices. All notices under this Agreement shall be in writing and shall be sent via facsimile with transmission confirmation, or by hand or overnight courier, addressed as follows:

If to the CA Group:

Computer Associates International, Inc.

Worldwide Law Department

One Computer Associates Plaza

Islandia, NY 11749

Attn: Alexander G. Arato, Esq.

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attn: William D. Belanger, Esq.

If to Micromuse Inc.:

Micromuse Inc.

139 Townsend Street

San Francisco, CA 94107

Attn: General Counsel

Fax: (415) 365-2404

With a copy to:

Brown Raysman Millstein Felder & Steiner LLP

900 Third Avenue

New York, NY 10022

Attn: Seth H. Ostrow, Esq.

Fax: (212) 895-2900

4.5 No Waiver. The failure of a Party to insist upon the performance of any provision of this Agreement or to exercise any right or privilege granted hereunder shall not be construed as waiving any such provision, and the same shall continue in force and effect.

4.6 No Agency. Nothing in this Agreement shall be deemed to appoint or authorize any Party to act as an agent of the other Party or to assume or incur any liability or obligation in the name or on behalf of the other Party.

4.7 Severability. In the event any provision hereof shall be deemed invalid or unenforceable by any court or governmental agency, such provision shall be deemed severed from this Agreement and replaced by a valid provision which approximates as closely as possible the intent of the Parties. All remaining provisions shall be afforded full force and effect.

4.8 Entire Agreement. This Agreement, including, without limitation, the Exhibits annexed hereto, including the Patent Cross-License Agreement, constitutes the entire understanding of the Parties with respect to the subject matter hereof, and revokes and supersedes all prior agreements between the Parties, if any, with respect to the subject matter hereof. This Agreement shall not be modified or amended except in writing signed by an authorized representative of each of the Parties.

4.9 Further Assurances. Each Party covenants to take all such reasonable actions and to execute all such documents as may be reasonably necessary to implement the provisions of this Agreement fully and effectively.

4.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. The Parties agree that the Agreement will become effective upon the exchange of facsimile signatures with original signatures to be promptly exchanged and upon the occurrence of the conditions set forth in Section 2.1.

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IN WITNESS WHEREOF, each of the Parties hereto, intending to be legally bound hereby, has executed this Agreement on the dates indicated below.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		MICROMUSE INC.

By:	/s/ Alexander G. Arato	By:	/s/ Lloyd A. Carney
Print Name:	Alexander G. Arato	Print Name:	Lloyd A. Carney
Title:	Vice President, Legal	Title:	Chief Executive Officer
Date:	September 27, 2005	Date:	26 September 2005

APRISMA MANAGEMENT TECHNOLOGIES, INC.		CONCORD COMMUNICATIONS, INC.

By:	/s/ Jay H. Diamond	By:	/s/ Jay H. Diamond
Print Name:	Jay H. Diamond	Print Name:	Jay H. Diamond
Title:	Director, VP & Secretary	Title:	Director, VP & Secretary
Date:	September 27, 2005	Date:	September 27, 2005

COMPUTER ASSOCIATES THINK, INC.

By:	/s/ Jay H. Diamond
Print Name:	Jay H. Diamond
Title:	Director & VP
Date:	September 27, 2005

INDEX OF EXHIBITS

EXHIBIT 1

STIPULATIONS OF DISMISSAL

EXHIBIT 2A

MICROMUSE RELEASE OF CA GROUP

EXHIBIT 2B

CA GROUP RELEASE OF MICROMUSE

EXHIBIT 3

PATENT CROSS-LICENSE AGREEMENT

EXHIBIT 2A

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Micromuse Inc. (“Micromuse”), a Delaware corporation, with offices at 139 Townsend Street, San Francisco, California 94107 (the “Releasor”), in consideration of the sum of $1.00 and more, and other good and valuable consideration, receipt of which is hereby acknowledged, hereby releases, discharges and acquits forever Computer Associates International, Inc., a Delaware corporation having its principle place of business at One Computer Associates Plaza, Islandia, New York 11749 (hereinafter, “CAI”), Aprisma Management Technologies, Inc., a Delaware corporation having its principal place of business at 273 Corporate Drive, Portsmouth, New Hampshire 03801 (hereinafter, “Aprisma”), Concord Communications, Inc., a Massachusetts corporation having its principal place of business at 400 Nickerson Road, Marlboro, Massachusetts 01752 (hereinafter, “Concord”), and Computer Associates Think, Inc., a Delaware corporation having its principle place of business at 80 State Street, Albany, New York 12207 (hereinafter “CAT,” collectively with CAI, Aprisma and Concord, the “CA Group” or the “Releasee”) and CA Group’s parents, affiliates, subsidiaries, heirs, executors, administrators, officers, directors, shareholders, employees, attorneys, agents, predecessors, successors, assigns, manufacturers, resellers, distributors, customers, licensees, and users (collectively, the “Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liabilities, obligations, damages, judgments, extents, executions, claims and demands whatsoever, whether known or unknown, in law, admiralty or equity, which against Releasees, Releasor and/or Releasor’s parents, affiliates, subsidiaries, heirs, executors, administrators, officers, directors, shareholders, employees, attorneys, agents, predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date of the Settlement Agreement and the Patent Cross-License Agreement dated as of September 22, 2005, between CA Group and Micromuse (the “Agreements”), as the term Effective Date is defined therein, relating to, concerning, or arising out of or in connection with (i) certain civil actions commenced in the United States District Court for the District of New Hampshire entitled Aprisma Management Technologies, Inc. v. Micromuse Inc., Civil Action No. C-02-559-B, and in the United States District Court for the Southern District of New York entitled Micromuse Inc. v. Aprisma Management Technologies, Inc., No. 05-CV-894 (SAS) (collectively, the “Actions”), and any and all claims and counterclaims asserted in the Actions and the subject matter thereof, and/or (ii) the Micromuse Patents (as that term is defined in the Agreements), provided that nothing in this Release is intended to release: (x) any obligations of Releasees arising under the Agreements, or (y) any third-party manufacturers, resellers, distributors, customers, licensees or users from any actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liabilities, obligations, damages, judgments, extents, executions, claims or demands except those arising out of or related to the Licensed CA Group Products (as that term is defined in the Agreements).

Releasor hereby warrants, represents and agrees that Releasor is fully aware of the provisions of California Civil Code § 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

With respect to the release herein of all claims that should reasonably have been known by Releasor as of the Effective Date, and only as to such claims, Releasor hereby waives and relinquishes every right or benefit that Releasor has or may have under § 1542 of the California Civil Code, as well as any right or benefit that Releasor has or may have under analogous federal or state laws of any other jurisdiction, to the extent that Releasor may lawfully waive such right or benefit as specified herein. In connection with this waiver and relinquishment, Releasor acknowledges that Releasor is aware that Releasor may hereafter discover facts in addition to or different from those that Releasor now believes to be true but which Releasor should reasonably have known as of the Effective Date, but that it is the intention of Releasor to hereby fully, finally, and forever to settle and release all matters, disputes and differences, as set forth herein, including those known or which should reasonably have been known, between Releasor and any of the Releasees.

The signatory to this Release hereby warrants and represents that he/she is duly authorized to enter into this Release on behalf of Releasor.

This Release shall in all respects be interpreted, enforced and governed under the laws of the State of New York without regard to New York’s conflicts of laws principles.

Whenever the text hereof requires, the use of the singular number shall include the appropriate plural number.

This Release may only be changed by a writing signed by the parties hereto.

IN WITNESS WHEREOF, this Release has been executed by a duly authorized representative of Releasor as of the date set forth below.

MICROMUSE INC.

By:	/s/ Lloyd A. Carney

Print Name:	Lloyd A. Carney

Title:	Chief Executive Officer

Date:	26 September 2005

ACKNOWLEDGMENT

STATE OF )
) ss.:
COUNTY OF )

On the          day of September, 2005, before me personally came                             , to me known, who by me duly sworn, did depose and say that deponent holds the title of                          at Micromuse Inc., the entity described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent’s name thereto by authority of Micromuse Inc.

Notary Public

EXHIBIT 2B

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Computer Associates International, Inc., a Delaware corporation having its principle place of business at One Computer Associates Plaza, Islandia, New York 11749 (hereinafter, “CAI”), Aprisma Management Technologies, Inc., a Delaware corporation having its principal place of business at 273 Corporate Drive, Portsmouth, New Hampshire 03801 (hereinafter, “Aprisma”), Concord Communications, Inc., a Massachusetts corporation having its principal place of business at 400 Nickerson Road, Marlboro, Massachusetts 01752 (hereinafter, “Concord”), and Computer Associates Think, Inc., a Delaware corporation having its principle place of business at 80 State Street, Albany, New York 12207 (hereinafter “CAT,” collectively with CAI, Aprisma and Concord, the “CA Group” or the “Releasor”), in consideration of the sum of $1.00 and more, and other good and valuable consideration, receipt of which is hereby acknowledged, hereby releases, discharges and acquits forever Micromuse Inc., a Delaware corporation, with offices at 139 Townsend Street, San Francisco, California 94107 (“Micromuse”) and Micromuse’s parents, affiliates, subsidiaries, heirs, executors, administrators, officers, directors, shareholders, employees, attorneys, agents, predecessors, successors, assigns, manufacturers, resellers, distributors, customers, licensees, and users (collectively, the “Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liabilities, obligations, damages, judgments, extents, executions, claims and demands whatsoever, whether known or unknown, in law, admiralty or equity, which against Releasees, Releasor and/or Releasor’s parents, affiliates, subsidiaries, heirs, executors, administrators, officers, directors, shareholders, employees, attorneys, agents, predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date of the Settlement Agreement and the Patent Cross-License Agreement dated as of September 22, 2005 between CA Group and Micromuse (the “Agreements”), as the term Effective Date is defined therein, relating to, concerning, or arising out of or in connection with (i) certain civil actions commenced in the United States District Court for the District of New Hampshire entitled Aprisma Management Technologies, Inc. v. Micromuse Inc., Civil Action No. C-02-559-B, and in the United States District Court for the Southern District of New York entitled Micromuse Inc. v. Aprisma Management Technologies, Inc., No. 05-CV-894 (SAS) (collectively, the “Actions”), and any and all claims and counterclaims asserted in the Actions and the subject matter thereof, (ii) the Aprisma Patents, and/or (iii) the CA Group/Non-Aprisma Patents (as those terms are defined in the Agreements), provided that nothing in this Release is intended to release: (x) any obligations of Releasees arising under the Agreements, or (y) any third-party manufacturers, resellers, distributors, customers, licensees or users from any actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liabilities, obligations, damages, judgments, extents, executions, claims or demands except those arising out of or related to the Licensed Micromuse Products (as that term is defined in the Agreements).

Releasor hereby warrants, represents and agrees that Releasor is fully aware of the provisions of California Civil Code § 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

With respect to the release herein of all claims that should reasonably have been known by Releasor as of the Effective Date, and only as to such claims, Releasor hereby waives and relinquishes every right or benefit that Releasor has or may have under § 1542 of the California Civil Code, as well as any right or benefit that Releasor has or may have under analogous federal or state laws of any other jurisdiction, to the extent that Releasor may lawfully waive such right or benefit as specified herein. In connection with this waiver and relinquishment, Releasor acknowledges that Releasor is aware that Releasor may hereafter discover facts in addition to or different from those that Releasor now believes to be true but which Releasor should reasonably have known as of the Effective Date, but that it is the intention of Releasor to hereby fully, finally, and forever to settle and release all matters, disputes and differences, as set forth herein, including those known or which should reasonably have been known, between Releasor and any of the Releasees.

The signatory to this Release hereby warrants and represents that he/she is duly authorized to enter into this Release on behalf of Releasor.

This Release shall in all respects be interpreted, enforced and governed under the laws of the State of New York without regard to New York’s conflicts of laws principles.

Whenever the text hereof requires, the use of the singular number shall include the appropriate plural number.

This Release may only be changed by a writing signed by the parties hereto.

IN WITNESS WHEREOF, this Release has been executed by duly authorized representatives of Releasor as of the date set forth below.

COMPUTER ASSOCIATES INTERNATIONAL, INC.

By:	/s/ Alexander G. Arato

Print Name:	Alexander G. Arato

Title:	Vice President, Legal

Date:	September 27, 2005

APRISMA MANAGEMENT TECHNOLOGIES, INC.

By:	/s/ Jay H. Diamond

Print Name:	Jay H. Diamond

Title:	Director, VP & Secretary

Date:	September 27, 2005

CONCORD COMMUNICATIONS, INC.

By:	/s/ Jay H. Diamond

Print Name:	Jay H. Diamond

Title:	Director, VP & Secretary

Date:	September 27, 2005

COMPUTER ASSOCIATES THINK, INC.

By:	/s/ Jay H. Diamond

Print Name:	Jay H. Diamond

Title:	Director & VP

Date:	September 27, 2005

ACKNOWLEDGMENT

STATE OF	)
) ss.:
COUNTY OF	)

On the         day of September, 2005, before me personally came                         , to me known, who by me duly sworn, did depose and say that deponent holds the title of                                  at Computer Associates International, Inc., an entity described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent’s name thereto by authority of Computer Associates International, Inc.

Notary Public

ACKNOWLEDGMENT

STATE OF	)
) ss.:
COUNTY OF	)

On the         day of September, 2005, before me personally came                     , to me known, who by me duly sworn, did depose and say that deponent holds the title of                          at Aprisma Management Technologies, Inc., an entity described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent’s name thereto by authority of Aprisma Management Technologies, Inc.

Notary Public

ACKNOWLEDGMENT

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of September, 2005, before me personally came                     , to me known, who by me duly sworn, did depose and say that deponent holds the title of                      at Concord Communications, Inc., an entity described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent’s name thereto by authority of Concord Communications, Inc.

Notary Public

ACKNOWLEDGMENT

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of September, 2005, before me personally came                     , to me known, who by me duly sworn, did depose and say that deponent holds the title of                      at Computer Associates Think, Inc., an entity described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent’s name thereto by authority of Computer Associates Think, Inc.

Notary Public

EXHIBIT 3

PATENT CROSS-LICENSE AGREEMENT

PATENT CROSS-LICENSE AGREEMENT

THIS PATENT CROSS-LICENSE AGREEMENT (the “Agreement”) is made as of the 22nd day of September, 2005 (the “Effective Date”) by and among Computer Associates International, Inc., a Delaware corporation having its principle place of business at One Computer Associates Plaza, Islandia, New York 11749 (hereinafter, “CAI”), Aprisma Management Technologies, Inc., a Delaware corporation having its principal place of business at 273 Corporate Drive, Portsmouth, New Hampshire 03801 (hereinafter, “Aprisma”), Concord Communications, Inc., a Massachusetts corporation having its principal place of business at 400 Nickerson Road, Marlboro, Massachusetts 01752 (hereinafter, “Concord”), and Computer Associates Think, Inc., a Delaware corporation having its principle place of business at 80 State Street, Albany, New York 12207 (hereinafter “CAT,” collectively with CAI, Aprisma and Concord, the “CA Group”) on the one hand, and Micromuse Inc., a Delaware corporation, with offices at 139 Townsend Street, San Francisco, California 94107 on the other hand (“Micromuse,” collectively with CA Group, the “Parties”).

WITNESSETH:

WHEREAS, Aprisma and Micromuse are named parties in two civil actions pending in the United States District Court for the District of New Hampshire captioned Aprisma Management Technologies, Inc. v. Micromuse Inc., Civil Action No. C-02-559-B (hereinafter, “the New Hampshire Action”) and in the United States District Court for the Southern District of New York captioned Micromuse Inc. v. Aprisma Management Technologies, Inc., No. 05-CV-894 (SAS) (hereinafter, “the New York Action,” collectively the “Actions”);

WHEREAS, in the New Hampshire Action, Aprisma asserts that it is the sole or joint owner of United States Patent No. 5,436,909, issued July 25, 1995, United States Patent No. 5,504,921, issued April 2, 1996, United States Patent No. 5,696,486, issued December 9, 1997, United States Patent No. 5,768,501, issued June 16, 1998, United States Patent No. 5,777,549, issued July 7, 1998, and United States Patent No. 6,064,304, issued May 16, 2000 (collectively, the “Aprisma Asserted Patents”);

WHEREAS, in the New Hampshire Action, Aprisma further asserts that Micromuse is and has been infringing the Aprisma Asserted Patents;

WHEREAS, in the New Hampshire Action, Micromuse has denied infringement and has asserted that the Aprisma Asserted Patents are invalid and unenforceable;

WHEREAS, in the New York Action, Micromuse asserts that it is the sole or joint owner of United States Patent No. 6,192,034, issued February 20, 2001; United States Patent No. 6,219,648, issued April 17, 2001; United States Patent No. 6,330,598, issued December 11, 2001; United States Patent No. 6,763,333, issued July 13, 2004; United States Patent No. 6,687,335, issued February 3, 2004; United States Patent No. 5,936,547, issued August 10, 1999; and United States Patent No. 6,766,375, issued July 20, 2004 (collectively, the “Micromuse Asserted Patents”);

WHEREAS, in the New York Action, Micromuse further asserts that Aprisma is and has been infringing the Micromuse Asserted Patents;

WHEREAS, in the New York Action, Aprisma has not filed an Answer but denies infringement of the Micromuse Asserted Patents;

WHEREAS, Micromuse and Aprisma have each denied and continue to deny any wrongdoing or liability, but nevertheless desire to reach a final and complete settlement of the Actions, including all asserted claims and counterclaims;

WHEREAS, on February 23, 2005, Concord acquired Aprisma (the “Aprisma Acquisition”);

WHEREAS, CAT is a wholly-owned subsidiary of CAI and is the owner of rights in and to certain CA Group patents and patent applications;

WHEREAS, on June 7, 2005, CAI acquired Concord Communications, Inc., including its subsidiary Aprisma Management Technologies, Inc. (the “Concord Acquisition”);

WHEREAS, simultaneously with the execution of this Agreement and in consideration therefor, on September 22, 2005, the Parties entered into a Settlement Agreement, to which this Agreement is an Exhibit (the “Settlement Agreement”), in which the Parties have agreed to dismiss the Actions with prejudice; and

WHEREAS, in connection with settling, dismissing and disposing of the Actions, the Parties wish to grant to one another certain covenants and cross-licenses to certain of their respective patents, pursuant to the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the settlement and dismissals of the Actions, the payments, releases, licenses, covenants and undertakings set forth herein and in the annexed Settlement Agreement, the Parties agree as follows:

1. DEFINITIONS

The capitalized terms in this Agreement which are not defined in the text of the Agreement shall have the meanings set forth in this Section 1.

1.1 “Aprisma Patents” shall mean, individually and collectively, all patents and patent applications owned or controlled by or subject to an obligation of assignment to Aprisma (or any of Aprisma’s Affiliates as of the date of the Aprisma Acquisition) prior to and/or as of the Effective Date, including, without limitation, the Aprisma Asserted Patents, together with any continuations, continuations-in-part, divisionals, reissues, and re-examinations thereof, as well as all counterparts thereof in foreign countries (and any patents and patent applications to which any or all such patents and patent applications claim priority (the “Aprisma Priority Patents”)) and any continuations, continuations-in-part, divisionals, reissues, and re-examinations of the Aprisma Priority Patents, as well as all counterparts of the Aprisma Priority Patents in foreign countries. Schedule A attached hereto contains a complete list of any and all items described in the immediately foregoing sentence that are in existence as of the Effective Date, provided that, for the avoidance of doubt, any and all items described in the immediately foregoing sentence are deemed to be included in this definition of Aprisma Patents notwithstanding the fact that they do not appear on Schedule A.

1.2 “Concord Patent Family” shall mean, individually and collectively, all patents and patent applications owned or controlled by or subject to an obligation of assignment to Concord (or any of Concord’s Affiliates as of the date of the Concord Acquisition) prior to and/or as of the Effective Date, together with any continuations, continuations-in-part, divisionals, reissues, and re-examinations thereof, as well as all counterparts thereof in foreign countries (and any patents and patent applications to which any or all such patents and patent applications claim priority (the “Concord Priority Patents”)) and any continuations, continuations-in-part, divisionals, reissues, and re-examinations of the Concord Priority Patents, as well as all counterparts of the Concord Priority Patents in foreign countries.

1.3 “CA Group/Non-Aprisma Patents” shall mean, individually and collectively, all patents and patent applications, owned or controlled by or subject to an obligation of assignment to CAT, CAI, Aprisma, and/or Concord (including, without limitation, the Concord Patent Family) and/or any of their Current Affiliates prior to and/or as of the Effective Date other than the Aprisma Patents, together with any continuations, continuations-in-part, divisionals, reissues, and re-examinations thereof, as well as all counterparts thereof in foreign countries (and any patents and patent applications to which any or all such patents and patent applications claim priority (the “CA Group Priority Patents”)) and any continuations, continuations-in-part, divisionals, reissues, and re-examinations of the CA Group Priority Patents, as well as all counterparts of the CA Group Priority Patents in foreign countries.

1.4 “Micromuse Patents” shall mean, collectively, the Micromuse Asserted Patent Family and the Micromuse Unasserted Patent Family.

1.5 “Micromuse Asserted Patent Family” shall mean the Micromuse Asserted Patents, together with any continuations, continuations-in-part, divisionals, reissues, and re-examinations thereof, as well as all counterparts thereof in foreign countries (and any patents and patent applications to which any or all such patents and patent applications claim priority (the “Micromuse Asserted Priority Patents”)) and any continuations, continuations-in-part, divisionals, reissues, and re-examinations of the Micromuse Asserted Priority Patents, as well as all counterparts of the Micromuse Asserted Priority Patents in foreign countries. Schedule B attached hereto contains a complete list of any and all items described in the immediately foregoing sentence that are in existence as of the Effective Date, provided that, for the avoidance of doubt, any and all items described in the immediately foregoing sentence are deemed to be included in this definition of Micromuse Asserted Patent Family notwithstanding the fact that they do not appear on Schedule B.

1.6 “Micromuse Unasserted Patent Family” shall mean individually and collectively, all patents and patent applications other than those in the Micromuse Asserted Patent Family owned or controlled by or subject to an obligation of assignment to Micromuse and/or any of its Current Affiliates prior to and/or as of the Effective Date, together with any continuations, continuations-in-part, divisionals, reissues, and re-examinations thereof, as well as all counterparts thereof in foreign countries (and any patents and patent applications to which any or all such patents and patent applications claim priority (the “Micromuse Unasserted Priority Patents”)) and any continuations, continuations-in-part, divisionals, reissues, and re-examinations of the Micromuse Unasserted Priority Patents, as well as all counterparts of the Micromuse Unasserted Priority Patents in foreign countries.

1.7 “Licensed CA Group Products” singular or plural, shall mean any and all products, software, hardware, methods, services, systems and solutions (or any other means or media now known or hereafter developed, and any services or activities associated therewith or related thereto) made, used, imported, exported, leased, licensed, offered or being prepared to be offered for sale, sold, or otherwise transferred or disposed of, prior to and/or during the Term, by or for CA Group and/or its Current Affiliates.

1.8 “Licensed Micromuse Products” singular or plural, shall mean any and all products, software, hardware, methods, services, systems and solutions (or any other means or media now known or hereafter developed, and any services or activities associated therewith or related thereto) made, used, imported, exported, leased, licensed, offered or being prepared to be offered for sale, sold, or otherwise transferred or disposed of, prior to and/or during the Term, by or for Micromuse and/or its Current Affiliates, whether or not within the Micromuse Field of Use.

1.9 “Micromuse Field of Use” shall include any products, software, hardware, methods, services, systems and solutions (or any other means or media now known or hereafter developed, and any services or activities associated therewith or related thereto) for network, device, business, performance, and/or service assurance, management, test and/or measurement, including, without limitation, individually or collectively, inventorying, monitoring, discovering, modeling, managing, controlling, and/or evaluating telecommunication, computer or digital networks, devices, services or applications and the configuration, status, communications or performance thereof, and the processing, storing, retrieving, managing, reporting, routing, correlating, filtering, analyzing, and displaying of the results of any such activities. The Parties agree that, as of the Effective Date, all Licensed Micromuse Products are within the Micromuse Field of Use.

1.10 “Affiliate” shall mean any corporation, company or other entity that owns and/or controls or is owned and/or controlled by another entity, directly or indirectly, including, without limitation, Current Affiliates (as defined in Section 1.11 herein), Subsidiaries (as defined in Section 1.12 herein) and corporate parents so long as such ownership or control exists. Ownership or Control, for the purpose of this definition, shall require that such person or entity owns, directly or indirectly, 50% or more of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body.

1.11 “Current Affiliate” shall mean any entity that meets the definition of an Affiliate as of the Effective Date. To the best of the CA Group’s knowledge and belief, all Current Affiliates of the CA Group are identified on Schedule C hereto. To the best of Micromuse’s knowledge and belief, all Current Affiliates of Micromuse are identified on Schedule D hereto.

1.12 “Subsidiary” shall mean, with respect to any specified person or entity, any corporation, any limited liability company, any partnership or other legal entity as of the Effective Date or at any time thereafter, of which such person or entity wholly owns, directly or indirectly, 100% of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body so long as such ownership exists.

1.13 “Covenant Period” shall mean the period commencing on the Effective Date and ending five (5) years from the Effective Date.

1.14 “Change in Control Event” shall mean the acquisition by any person or entity (the “Acquiring Company”) or related group of Acquiring Companies of beneficial ownership of any capital stock of a Party (the “Acquired Party”) if, after such acquisition, such person or group of persons beneficially own 50% or more of the voting securities or similar interests of the Acquired Party, or the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Acquired Party or a sale or other disposition of all or substantially all of the assets of such Acquired Party.

1.15 “Term” shall mean the period commencing on the Effective Date and ending on the later of (i) the date on which the last to expire of the Aprisma Patents, the Micromuse Patents or CA Group/Non-Aprisma Patents expires; (ii) the date on which the last remaining patent application included in the Aprisma Patents, the Micromuse Patents or CA Group/Non-Aprisma Patents is abandoned or rejected beyond further appeal; or (iii) the last date on which any of the Aprisma Patents, the Micromuse Patents or CA Group/Non-Aprisma Patents are capable of being enforced against Third Parties notwithstanding the occurrence of (i) above.

1.16 “Third Party” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof other than the Parties or their Affiliates.

1.17 “Upgrades” shall mean any and all product or service updates, fixes, patches, interim releases or enhancements associated with or related to a Licensed Micromuse Product or a Licensed CA Group Product that contain merely minor incremental differences from the associated Licensed Micromuse Product or Licensed CA Group Product, as the case may be, regardless of when provided, received or used, and any and all maintenance and service activities associated therewith, regardless of when provided or rendered.

2. COVENANTS NOT TO SUE

2.1 Micromuse Covenant. During the Term, Micromuse and its Current Affiliates hereby covenant and agree that they will not bring suit for infringement of the Micromuse

Patents against CA Group or its Current Affiliates. During the Term, Micromuse and its Current Affiliates further hereby covenant and agree that they will not bring suit for infringement of the Micromuse Patents against any manufacturers, resellers, distributors, customers, licensees or users of the Licensed CA Group Products (but the covenant shall only apply to such manufacturers, resellers, distributors, customers, licensees and users with respect to the manufacture, sale, offer for sale, resale, distribution, purchase, license or use of a Licensed CA Group Product). The provisions of this paragraph shall constitute a waiver, release and/or discharge from any infringement occurring or any damages for patent infringement accruing either prior to the Effective Date or during the Term with respect to the Micromuse Patents. In addition to the foregoing and subject to Section 3.6, the covenant set forth in this paragraph also shall apply to any Subsidiary of the CA Group that first comes into existence after the Effective Date provided that such Subsidiary hereby grants to Micromuse covenants as set forth in Section 2.2 and subject to all applicable terms of this Agreement, to all patents and patent applications owned by, or subject to an obligation of assignment to, such Subsidiary.

2.2 CA Group Covenants.

2.2.1 Aprisma Patents. During the Term, the CA Group and its Current Affiliates hereby covenant and agree that they will not bring suit for infringement of the Aprisma Patents against Micromuse or its Current Affiliates. During the Term, CA Group and its Current Affiliates further hereby covenant and agree that they will not bring suit for infringement of the Aprisma Patents against any manufacturers, resellers, distributors, customers, licensees or users of the Licensed Micromuse Products (but the covenant shall only apply to such manufacturers, resellers, distributors, customers, licensees and users with respect to the manufacture, sale, offer for sale, resale, distribution, purchase, license or use of a Licensed Micromuse Product). The provisions of this paragraph shall constitute a waiver, release and/or discharge from any infringement occurring or any damages for patent infringement accruing either prior to the Effective Date or during the Term with respect to the Aprisma Patents. In addition to the foregoing and subject to Section 3.6, the covenant set forth in this paragraph also shall apply to any Subsidiary of Micromuse that first comes into existence after the Effective Date provided that such Subsidiary hereby grants to the CA Group a covenant as set forth in Section 2.1, subject to all applicable terms of this Agreement, to all patents and patent applications owned by, or subject to an obligation of assignment to, such Subsidiary.

2.2.2 CA Group/Non-Aprisma Patents. During the Covenant Period, the CA Group and its Current Affiliates hereby covenant and agree that they will not bring suit for infringement of CA Group/Non-Aprisma Patents against Micromuse, its Current Affiliates, or any manufacturers, resellers, distributors, customers, licensees or users of any Licensed Micromuse Product arising out of or in connection with the manufacture, making, use, sale, offer for sale, license, sublicense, marketing or distributing of any Licensed Micromuse Products within the Micromuse Field of Use. The covenant set forth in the immediately preceding sentence shall apply indefinitely to any manufacturers, resellers, distributors, customers, licensees or users of any Licensed Micromuse Product within the Micromuse Field of Use to the extent such manufacturers, resellers, distributors, customers, licensees or users came into possession, or contracted to come into possession, of such Licensed Micromuse Product during the Covenant Period, and/or with respect to any post-Covenant Period Upgrades for such Licensed Products regardless of when such Upgrades were acquired or contracted to be acquired, provided that following the expiration of the Covenant Period, such covenant shall not apply to any Upgrades that would cause a Licensed Micromuse Product to infringe, directly or indirectly, one or more CA Group/Non-Aprisma Patents if any such product did not infringe, directly or indirectly, such one or more patents prior to the addition of the Upgrade. No damages in any form for infringement of the CA Group/Non-Aprisma Patents by Micromuse, its Current Affiliates, or any manufacturers, resellers, distributors, customers, licensees or users of any Licensed Micromuse Product within the Micromuse Field of Use shall accrue during the Covenant Period. The provisions of this paragraph shall constitute a waiver, release and/or discharge from any infringement occurring or any damages for patent infringement accruing either prior to the Effective Date or during the Covenant Period with respect to the CA Group/Non-Aprisma Patents, but shall not constitute a waiver, release and/or discharge from any infringement occurring or any damages for patent infringement accruing after the Covenant Period. In addition to the foregoing and subject to Section 3.6, the covenant set forth in this paragraph also shall apply to any Subsidiary of Micromuse that first comes into existence after the Effective Date provided that such Subsidiary hereby grants to the CA Group a covenant as set forth in Section 2.1, subject to all applicable terms of this Agreement, to all patents and patent applications owned by, or subject to an obligation of assignment to, such Subsidiary.

2.3 Transfer of Covenants.

2.3.1 Micromuse Asserted Patent Family Covenant. If CA is subject to a Change in Control Event, the covenant granted to the CA Group pursuant to Section 2.1 with respect to the Micromuse Asserted Patent Family shall be freely transferable to the Acquiring Company of the CA Group, provided that, following the Change in Control Event and such transfer, such covenant shall be in effect solely as to the Licensed CA Group Products of the CA Group, its Current Affiliates and/or Subsidiaries that are commercially released or for which substantial steps have been taken to commercialization as of the effective date of the Change in Control Event and for new product or service updates, fixes, patches, interim releases and enhancements to such original products or services that contain merely minor incremental differences from such products and services, and, except for such products and services, shall not in any event include any products or services of the Acquiring Party.

2.3.2 Micromuse Unasserted Patent Covenant. If CA Group is subject to a Change in Control Event, the covenant granted to CA Group pursuant to Section 2.1 with respect to the Micromuse Unasserted Patent Family shall be transferable to the Acquiring Company of the CA Group, but only upon the satisfaction of the conditions set forth in the immediately following sentence, provided that, following the Change in Control Event and the occurrence of such conditions and transfer, such covenant shall be in effect solely as to the Licensed CA Group Products of the CA Group, its Current Affiliates and/or Subsidiaries that are commercially released or for which substantial steps have been taken to commercialization as of the effective date of the Change in Control Event and for new product or service updates, fixes, patches, interim releases and enhancements to such original products or services that contain merely minor incremental differences from such products and services, and, except for such products and services, shall not in any event include any products or services of the Acquiring Party. The covenant with respect to the Micromuse Unasserted Patent Family shall be transferable as described in the immediately preceding sentence if and only if, immediately upon such transfer, the Acquiring Company of CA hereby provides to Micromuse, its Current Affiliates and Subsidiaries and any manufacturers, resellers, distributors, customers, licensees or users of any Licensed Micromuse Products with a written covenant not to sue for the remainder of the Term under all patents and patent applications owned by or subject to an obligation of assignment to the Acquiring Company of CA as of the date of the Change in Control Event in connection with the manufacture, making, use, sale, offer for sale, license, sublicense, marketing or distributing of any Licensed Micromuse Products within the Micromuse’s then-current field of use.

2.3.3 Aprisma Patents Covenant. If Micromuse is subject to a Change in Control Event, the covenant granted to Micromuse pursuant to Section 2.2.1 with respect to the Aprisma Patents shall be freely transferable to the Acquiring Company of Micromuse, provided that, following the Change in Control Event and such transfer, such covenant shall be in effect solely as to the Licensed Micromuse Products of Micromuse, its Current Affiliates and/or Subsidiaries that are commercially released or for which substantial steps have been taken to commercialization as of the effective date of the Change in Control Event and for new product or service updates, fixes, patches, interim releases and enhancements to such original products or services that contain merely minor incremental differences from such products and services, and, except for such products and services, shall not in any event include any products or services of the Acquiring Party.

2.3.4 CA Group/Non-Aprisma Patents Covenant. If Micromuse is subject to a Change in Control Event, the covenant granted to Micromuse pursuant to Section 2.2.2 with respect to the CA Group/Non-Aprisma Patents shall be transferable to the Acquiring Company of Micromuse, but only upon the satisfaction of the conditions set forth in the immediately following sentence, provided that, following the Change in Control Event and the occurrence of such conditions and transfer, such covenant shall be in effect solely as to the Licensed Micromuse Products of Micromuse, its Current Affiliates and/or Subsidiaries that are commercially released or for which substantial steps have been taken to commercialization as of the effective date of the Change in Control Event and for new product or service updates, fixes, patches, interim releases and enhancements to such original products or services that contain merely minor incremental differences from such products and services, and, except for such products and services, shall not in any event include any products or services of the Acquiring Party. The covenant with respect to the CA Group/Non-Aprisma Patents shall be transferable as described in the immediately preceding sentence if and only if, immediately upon such transfer, the Acquiring Company of Micromuse hereby provides to the CA Group, its Current Affiliates and Subsidiaries and any manufacturers, resellers, distributors, customers, licensees or users of any Licensed CA Group Products with a written covenant not to sue for the remainder of the Covenant Period under all patents and patent applications owned by or subject to an obligation of assignment to the Acquiring Company of Micromuse as of the date of the Change in Control Event in connection with the manufacture, making, use, sale, offer for sale, license, sublicense, marketing or distributing of any Licensed CA Group Products within the CA Group’s then-current field of use.

3. PATENT CROSS-LICENSES

3.1 License Grant To Micromuse. CA Group and its Current Affiliates hereby grant to Micromuse and its Current Affiliates at all times during the Term an irrevocable, nonexclusive, worldwide, fully paid-up, and non-transferable (except as set forth in Sections 3.3, 3.5, 3.6 and 3.7) license under the Aprisma Patents to make (including the right to practice methods, processes and procedures), have made, use, sell, lease, offer for sale, market, license and sublicense (subject to Section 3.3), distribute, export and/or import any and all Licensed Micromuse Products (the “Micromuse License”). Without limiting the foregoing, the Micromuse License includes the right to grant non-exclusive sublicenses thereunder to certain Third Parties, solely pursuant to the terms and subject to the limitations set forth in Section 3.3 herein. Except as expressly set forth in this Section 3.1, CA Group and its Current Affiliates expressly reserve all rights and title in and to the Aprisma Patents. In addition to the foregoing and subject to Section 3.6, the Micromuse License also shall apply to any Subsidiary of Micromuse that first comes into existence after the Effective Date provided that such Subsidiary hereby grants to the CA Group a license as set forth in Section 3.2 and subject to all applicable terms of this Agreement, to all patents and patent applications owned by, or subject to an obligation of assignment to, such Subsidiary.

3.2 License Grant To CA Group. Micromuse and its Current Affiliates hereby grant to the CA Group and its Current Affiliates at all times during the Term an irrevocable, nonexclusive, worldwide, fully paid-up, and non-transferable (except as set forth in Sections 3.3, 3.5, 3.6 and 3.7) license under the Micromuse Asserted Patent Family to make (including the right to practice methods, processes and procedures), have made, use, lease, sell, offer for sale, market, license and sublicense (subject to Section 3.3), distribute, export and/or import any and all Licensed CA Group Products (the “CA Group License”). Without limiting the foregoing, the CA Group License includes the right to grant non-exclusive sublicenses thereunder to certain Third Parties, solely pursuant to the terms and subject to the limitations set forth in Section 3.3 herein. Except as expressly set forth in this Section 3.2, Micromuse and its Current Affiliates expressly reserve all rights and title in and to the Micromuse Asserted Patent Family. In addition to the foregoing and subject to Section 3.6, the CA Group License shall also apply to any Subsidiary of CA Group that first comes into existence after the Effective Date provided that such Subsidiary hereby grants to Micromuse a license as set forth in Section 3.1 and subject to all applicable terms of this Agreement, to all patents and patent applications owned by, or subject to an obligation of assignment to, such Subsidiary.

3.3 Sublicense Rights.

3.3.1 Sublicense Rights of Micromuse. Micromuse and Current Affiliates and Subsidiaries of Micromuse may grant to manufacturers, distributors, resellers, customers, and users of Micromuse products or services non-exclusive sublicenses under the Micromuse License solely for the purpose of allowing such entities to distribute, sell, license, market or use the Licensed Micromuse Products, provided that, except for allowing reseller and distributor sublicenses to end-users, such grant shall contain each of the limitations set forth in this Agreement and may not include the right to further sublicense such rights.

3.3.2 Sublicense Rights of CA Group. CA Group and Current Affiliates and Subsidiaries of CA Group may grant to manufacturers, distributors, resellers, customers, and users of CA Group products or services non-exclusive sublicenses under the CA Group License solely for the purpose of allowing such entities to distribute, sell, license, market or use the Licensed CA Group Products, provided that, except for allowing reseller and distributor sublicenses to end-users, such grant shall contain each of the limitations set forth in this Agreement and may not include the right to further sublicense such rights.

3.3.3 Duration of Sublicenses to Subsidiaries. All sublicenses granted to a particular Subsidiary or Current Affiliate of a Party pursuant to this Agreement shall terminate (and the Parties each represent and warrant that they will at all times have the power to effect such termination) on the date, if any, that the Subsidiary or Current Affiliate ceases to be a Subsidiary or Affiliate of such Party, provided that grants of sublicense rights to end-users of such Party’s or such Subsidiary’s or such Current Affiliate’s products or services shall remain in full force and effect.

3.4 Have Made Rights. Each party understands and acknowledges that the “have made” rights granted to it in Sections 3.1 or Section 3.2, as applicable, and the sublicenses of such “have made” rights granted pursuant to Section 3.3, as applicable, are intended to cover only the Licensed Micromuse Products and the Licensed CA Group Products, respectively (including private label or OEM versions of such products), and are not intended to cover foundry or contract manufacturing activities with respect to Third-Party products that such Party may undertake through or for Third Parties.

3.5 Sale of a Party or All Assets of a Party.

3.5.1 Corporate Reorganization. Each Party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole with notice to the other Party but without consent in connection with a corporate reorganization which leaves such Party substantially equivalent in terms of business, assets and ownership as before the reorganization (e.g., a reincorporation in another state).

3.5.2 Acquisition of a Party — Assignment. The Parties agree and acknowledge that they may sell or transfer this Agreement and the respective licenses (i.e., the Micromuse License and the CA Group License, respectively) granted hereunder solely as part of a Change in Control Event to an Acquiring Company under the terms set forth in this Section 3.5.2 if and only if such Acquiring Company promptly gives notice of such Change in Control Event to the other Party (the “Non-Acquired Party”). In addition to the restrictions set forth in Section 2.3, following such Change in Control Event and transfer, the Micromuse License or the CA Group License, as the case may be, shall be in effect solely as to the Licensed Micromuse Products or the Licensed CA Group Products, as applicable, of the Acquired Party, its Current Affiliates or Subsidiaries that are commercially released or for which substantial steps have been taken to commercialization as of the effective date of the Change in Control Event and for new product or service updates, fixes, patches, interim releases and enhancements to such original products or services that contain merely minor incremental differences from such products and services, and, except for such products and services, shall not in any event include any products or services of the Acquiring Party. For the avoidance of doubt, the license granted by the Acquired Party to the Non-Acquired Party or its Subsidiaries pursuant to this Agreement, as part of the Micromuse License or the CA Group License, as applicable, shall remain in full force and effect.

3.6 Acquisitions of Business Units. In the event that any Party acquires a Third Party and such Third Party becomes a Subsidiary of such acquiring Party, then the Micromuse License or the CA Group License, as well as the respective covenants granted in Section 2, as applicable, will apply to such Subsidiary solely with respect to activities of such Subsidiary occurring after the effective date of such acquisition transaction and solely in connection with the Licensed Micromuse Products or the Licensed CA Group Products, as the case may be, i.e., the activities of such Subsidiary prior to the effective date of such transaction will not be deemed to be covered or licensed under the Micromuse License or the CA Group License, as the case may be, provided that such Subsidiary hereby grants the licenses and covenants as required of Subsidiaries pursuant to Sections 2 and 3, as applicable.

3.7 Transfer of Patents.

3.7.1 Transfer of CA Group Patents. In addition to the restrictions set forth herein, CA Group shall not transfer, sell or assign any of the Aprisma Patents and/or the CA Group/Non-Aprisma Patents to any Third Party without causing such Third Party to agree in writing that with respect to any such transferred patent, such Third Party is bound by the terms and conditions of this Agreement, including, without limitation, the Micromuse License and the covenants not to sue set forth in Section 2.2.

3.7.2 Transfer of Micromuse Patents. In addition to the restrictions set forth herein, Micromuse shall not transfer, sell or assign any of the Micromuse Patents to any Third Party without causing such Third Party to agree in writing that with respect to any transferred Micromuse Patent, such Third Party is bound by the terms and conditions of this Agreement, including, without limitation, the CA Group License and the covenants not to sue set forth in Section 2.1.

3.8 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Aprisma Patents, CA Group/Non-Aprisma Patents, or the Micromuse Patents. Nothing in this Agreement is intended to provide to any licensee under a patent the right to enforce such patent as to any Third Party or to collect damages in connection with any alleged infringement thereof, such rights being expressly reserved by CA Group or Micromuse, as the case may be, as the owner(s) of such patents.

3.9 Infringement Suits. Neither Party shall have any obligation or right by virtue of this Agreement to institute any action or suit against Third Parties for infringement of any patent or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any patent.

3.10 No Other Obligations. Neither Party assumes any responsibilities or obligations whatsoever other than the responsibilities and obligations expressly set forth in this Agreement or in a separate written agreement which may be subsequently entered into by the Parties. Without limiting the generality of the foregoing, neither Party, nor any of its Affiliates, is obligated hereunder to (i) file any patent application; (ii) to maintain any patent in force, or (iii) to provide any technical assistance to the other Party.

3.11 No Other Intellectual Property Licenses. Each of the Parties agrees and acknowledges that, except for the Micromuse License and the CA Group License, no other license to any other intellectual property right, including, without limitation, licenses to copyright, trademark or trade secret rights, are being granted to either of the Parties under this Agreement.

4. FINANCIAL TERMS

4.1 Payment. Upon Micromuse executing this Agreement and the annexed Settlement Agreement and receiving an original of this Agreement and the Settlement Agreement, and all of the Exhibits to such agreements, fully executed by a duly authorized representatives of the CA Group, including fully executed Stipulations of Dismissal (to be held by litigation counsel of record in accordance with Section 1 of the Settlement Agreement) and fully executed Releases (in accordance with Section 1 of the Settlement Agreement), Micromuse shall pay to the CA Group, on the later of October 4, 2005 or within three (3) business days of such conditions being fully satisfied, a one-time lump sum of Eight Million Four Hundred Thousand Dollars ($8,400,000) (the “Micromuse Payment”), by wire transfer of funds to the account of the CA Group set forth in Exhibit 1 hereto.

5. REPRESENTATIONS AND WARRANTIES

5.1 Authorization. The Parties each represent and warrant that they have been duly authorized to enter into this Agreement on behalf of themselves and their Current Affiliates and that the Party representatives who are executing this Agreement on behalf of each respective Party are duly authorized to execute the Agreement on behalf of such Party and their Current Affiliates. In addition, the Parties each represent and warrant that they are duly authorized to bind any other necessary entity, including, without limitation, any of its Current Affiliates, to this Agreement. The Parties further each represent and warrant there are no consents or approvals from any Third Parties required in order for the respective Parties to enter into this Agreement or to make this Agreement effective.

5.2 Assertion of CA Group Patents. CA Group represents and warrants that the CA Group and/or its Current Affiliates are the sole or joint owner of all necessary right, title, and interest in and to the Aprisma Patents and the CA Group/Non-Aprisma Patents and that they have the sole and exclusive right to grant the licenses and covenants granted herein. CA Group further represents and warrants that there are no Third Parties which have any rights or authority to assert any Aprisma Patents or CA Group/Non-Aprisma Patents against Micromuse in connection with any Licensed Micromuse Products.

5.3 Assertion of Micromuse Patents. Micromuse represents and warrants that Micromuse and/or its Current Affiliates are the sole or joint owner of all necessary right, title, and interest in and to the Micromuse Patents and that they have the right to grant the licenses and covenants granted herein. Micromuse further represents and warrants that as of the Effective Date, there are no Third Parties which have any rights or authority to assert any Micromuse Patents against CA Group in connection with Licensed CA Group Products.

5.4 Aprisma Patents. CA Group represents and warrants that Aprisma has not assigned or transferred to any Third Party, in whole or in part (other than granting non-exclusive license(s) without the right to enforce), any Aprisma Patent or any other patent or patent application owned or controlled by Aprisma as of the date of the commencement of the New Hampshire Action.

5.5 CA Group Current Affiliates. CA Group represents and warrants that, to the best of the CA Group’s knowledge and belief, all Current Affiliates of CA Group are identified on Schedule C hereto. Notwithstanding the foregoing, CA Group may make corrections to the list of entities identified on Schedule C at any time as necessary to make Schedule C accurate as of the Effective Date provided that any such correction is necessitated by a good faith error or omission and provided that a reasonable showing is made by the CA Group evidencing the accuracy of the facts requiring the correction.

5.6 Micromuse Current Affiliates. Micromuse represents and warrants that, to the best of Micromuse’s knowledge and belief, all Current Affiliates of Micromuse are identified on Schedule D hereto. Notwithstanding the foregoing, Micromuse may make corrections to the list of entities identified on Schedule D as necessary to make the list accurate as of the Effective Date provided that any such correction is necessitated by a good faith error or omission and provided that a reasonable showing is made by Micromuse evidencing the accuracy of the facts requiring the correction.

5.7 No Restrictions. Each of the Parties represents and warrants that it is aware of no legal or other restrictions, limitations or conditions which may materially and adversely affect its ability to perform its obligations under this Agreement. Without limiting the meaning of the immediately foregoing sentence, each of the Parties represents and warrants that, by entering into this Agreement and performing their respective obligations, they are not violating the rights of any Third Party.

5.8 No Transfer of Claims. Each of the Parties represents and warrants that it has not transferred or assigned to any Third Party any of the claims or causes of action from which it is releasing the other Party pursuant to this Agreement, including, without limitation, claims or causes of action arising out of or related to the CA Group/Non-Aprisma Patents, the Aprisma Patents and/or the Micromuse Patents, and that no Third Party has the right to assert such released claims or causes of action against the respective released Parties.

5.9 No Other Rights. Nothing in this Agreement shall be construed as (i) conferring on either party a right to use in advertising, publicity, or the like any name, trade name, or trademark of the other, or (ii) an obligation of either party to furnish know-how or any other technical information to the other.

5.10 Disclaimer of Warranties. EXCEPT AS OTHERWISE SET FORTH IN THIS SECTION 5, EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL PATENTS LICENSED HEREUNDER BY ANY PARTY ARE LICENSED ON AN “AS IS” BASIS AND THAT NONE OF THE PARTIES OR THEIR CURRENT AFFILIATES MAKE ANY REPRESENTATIONS OR EXTEND ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO. EXCEPT AS OTHERWISE SET FORTH IN THIS SECTION 5, EACH PARTY AND ITS CURRENT AFFILIATES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS SET FORTH IN THIS SECTION 5, NONE OF THE PARTIES OR ANY OF THEIR SUBSIDIARIES MAKE ANY WARRANTY OR REPRESENTATION AS TO THE VALIDITY AND/OR SCOPE OF ANY PATENT LICENSED TO THE PARTIES HEREUNDER OR ANY WARRANTY OR REPRESENTATION THAT ANY MANUFACTURE, USE, IMPORTATION, OFFER FOR SALE, SALE, OR LICENSE OF ANY PRODUCT OR SERVICE WILL BE FREE FROM INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY.

6. LIMITATION OF LIABILITY

IN NO EVENT SHALL ANY PARTY OR ITS AFFILIATES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO EITHER PARTY’S BUSINESS REPUTATION HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

7. BREACH

It is agreed and understood that the rights granted in Sections 2 and 3 of this Agreement, shall not and cannot be revoked, voided, terminated, or rescinded for any reason whatsoever. The Parties expressly waive any claim or right to seek rescission, revocation, voiding, or termination of this Agreement. In the event of any dispute between the Parties arising from or related to this Agreement, then, upon the request of any Party, each of the Parties will appoint a designated representative to endeavor to resolve the dispute. The designated representatives shall negotiate in good faith to resolve the dispute. No formal proceedings relating to such dispute may be commenced until a designated representative concludes in good faith and informs the other designated representative in writing that amicable resolution through continued negotiation of the matter in issue does not appear likely following a negotiation period of no less than thirty (30) days (the “Negotiation Period”).Without limiting the foregoing, the requirements of this paragraph with respect to the Negotiation Period shall apply, among other things, to allegations by the respective Parties that the other Party is infringing any patents of the non-infringing Party, including, without limitation, any of the Micromuse Patents, Aprisma Patents, or CA Group/Non-Aprisma Patents.

8. CONFIDENTIALITY

This Agreement, its terms, and the Parties’ negotiations leading up to the execution of this Agreement, including materials exchanged between the Parties during such negotiations, shall be considered confidential settlement-related information of each of the Parties under Federal Rule of Evidence 408 and otherwise, provided such information is not otherwise publicly known, and may not be disclosed to any third party except pursuant to this Section 8. Except as otherwise provided in this Section 8, the Parties agree that no publicity or public announcements concerning the formation and existence of this Agreement shall be made unless jointly planned and coordinated by and between the Parties. Except as otherwise provided in this Section 8, none of the Parties shall disclose any of the specific terms of this Agreement to any third party without the prior written consent of the other Party, which consent shall not be withheld unreasonably, provided that any Party may, without the consent of another Party, disclose information concerning this Agreement as required by the rules, orders, regulations, subpoenas or directives of a court, government or governmental agency or as otherwise required by law, including, without limitation, in connection with required filings with the Securities and Exchange Commission. As provided in Paragraph 18 of the Protective Order entered in the New Hampshire Action, the obligation to maintain the confidentiality of information disclosed pursuant to the Protective Order shall continue.

9. GENERAL

9.1 Admissibility. Nothing in this Agreement shall be construed as an admission by any Party of any liability of any kind to the other Party or an admission by any Party (or its Affiliates) of the validity, enforceability or scope of the respective Party’s patents. This Agreement shall not be admissible as evidence against the Parties or their Affiliates in any proceeding other than in a proceeding to enforce an obligation of a Party hereunder.

9.2 Term. This Agreement, including, without limitation, the Micromuse License and the CA Group License, shall remain in full force and effect at all times during the Term.

9.3 Force Majeure. No Party will be liable for, or will be considered to be in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions that are beyond such Party’s reasonable control and that such Party is unable to overcome through the exercise of commercially reasonable diligence, provided, however, that payment due under Section 4.1 is not covered by this Section 9.3. If any force majeure event occurs, the affected Party will give prompt written notice to the other Party and will use commercially reasonable efforts to minimize the impact of the event.

9.4 Governing Law and Venue. This Agreement shall be governed in accordance with the laws of the State of New York. Subject to Section 7, all disputes under this Agreement shall be resolved by litigation in the appropriate federal or state courts located in the State of New York, County of New York, and the Parties each consent to the exclusive jurisdiction of such courts.

9.5 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, their heirs, administrators, successors and permitted assigns.

9.6 Notices. All notices under this Agreement shall be in writing and shall be sent via facsimile with transmission confirmation or by hand or overnight courier, addressed as follows:

If to the CA Group:

Computer Associates International, Inc.

Worldwide Law Department

One Computer Associates Plaza

Islandia, NY 11749

Attn: Alexander G. Arato, Esq.

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attn: William D. Belanger, Esq.

If to Micromuse Inc.:

Micromuse Inc.

139 Townsend Street

San Francisco, CA 94107

Attn: General Counsel

Fax: (415) 365-2404

With a copy to:

Brown Raysman Millstein Felder & Steiner LLP

900 Third Avenue

New York, NY 10022

Attn: Seth H. Ostrow, Esq.

Fax: (212) 895-2900

9.7 No Waiver. The failure of a Party to insist upon the performance of any provision of this Agreement or to exercise any right or privilege granted hereunder shall not be construed as waiving any such provision, and the same shall continue in force and effect.

9.8 No Agency. Nothing in this Agreement shall be deemed to appoint or authorize any Party to act as an agent of the other Party or to assume or incur any liability or obligation in the name or on behalf of the other Party.

9.9 Severability. In the event any provision hereof shall be deemed invalid or unenforceable by any court or governmental agency, such provision shall be deemed severed from this Agreement and replaced by a valid provision which approximates as closely as possible the intent of the Parties. All remaining provisions shall be afforded full force and effect.

9.10 Entire Agreement. This Agreement, including, without limitation, the Exhibits annexed hereto and the Settlement Agreement of even date herewith entered into by and among the Parties constitutes the entire understanding of the Parties with respect to the subject matter hereof, and revokes and supersedes all prior agreements between the Parties, if any, with respect to the subject matter hereof. This Agreement shall not be modified or amended except in writing signed by an authorized representative of each of the Parties.

9.11 Further Assurances. Each Party covenants to take all such reasonable actions and to execute all such documents as may be reasonably necessary to implement the provisions of this Agreement fully and effectively.

9.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. The Parties agree that the Agreement will become effective upon the exchange of facsimile signatures hereof and of the Settlement Agreement, with original signatures to be promptly exchanged.

IN WITNESS WHEREOF, each of the Parties hereto, intending to be legally bound hereby, has executed this Agreement on the dates indicated below.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		MICROMUSE INC.

By:	/s/ Maurice Leibenstern	By:	/s/ Lloyd A. Carney
Print Name:	Maurice Leiberstern	Print Name:	Lloyd A. Carney
Title:	VP & Assoc GC	Title:	Chief Executive Officer
Date:	9/27/05	Date:	26 September 2005

APRISMA MANAGEMENT TECHNOLOGIES, INC.		CONCORD COMMUNICATIONS, INC.

By:	/s/ Jay H. Diamond	By:	/s/ Jay H. Diamond
Print Name:	Jay H. Diamond	Print Name:	Jay H. Diamond
Title:	Director, VP & Secretary	Title:	Director, VP & Secretary
Date:	September 27, 2005	Date:	September 27, 2005

COMPUTER ASSOCIATES THINK, INC.

By:	/s/ Jay H. Diamond
Print Name:	Jay H. Diamond
Title:	Director & VP
Date:	September 27, 2005

INDEX OF SCHEDULES AND EXHIBITS

SCHEDULE A

APRISMA PATENTS

AS OF EFFECTIVE DATE

SCHEDULE B

MICROMUSE ASSERTED PATENT FAMILY

AS OF EFFECTIVE DATE

SCHEDULE C

CURRENT CA AFFILIATES

SCHEDULE D

CURRENT MICROMUSE AFFILIATES

EXHIBIT 1

WIRE TRANSFER INFORMATION FOR

MICROMUSE PAYMENT TO CA GROUP